Exhibit 10.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Anchor Lamina Inc. (the “Company”) on Form 20-F for the year ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Roy M. Verstraete, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ ROY M. VERSTRAETE
Roy M. Verstraete, President and Chief Executive Officer

Dated: February 27, 2003